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                                                                  Exhibit 23.04




              Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 24, 1996 in the Registration Statement (Form S-3 No. 333-00000) and related Prospectus of Dynamic Healthcare Technologies, Inc. dated August 29, 1996.

                                                        /s/ Ernst & Young LLP



Minneapolis, Minnesota
August 28, 1996